Prospectus
                                           March 30, 1997   , as
                                    revised October 30, 1997

Putnam Preferred Income Fund
Class A and M shares
INVESTMENT STRATEGY: INCOME

This prospectus explains concisely what investors should know before investing in Putnam Preferred Income Fund (the "fund"). Please read it carefully and keep it for future reference. Investors can find more detailed information in the March 30, 1997 statement of additional information (the "SAI"), as amended from time to time. For a free copy of the SAI or other information, call Putnam Investor Services at 1-800-225-1581. The SAI has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated into this prospectus by reference. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated
by reference into this prospectus and the SAI, and         other
information regarding registrants that file electronically with the Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING
THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                            BOSTON*LONDON*TOKYO

ABOUT THE FUND

Expenses summary
This section describes the sales charges, management fees, and annual operating expenses that apply to various classes of the fund's shares.  Use it to help you estimate the impact of
transaction costs    and recurring expenses     on your
investment over time.

Financial highlights
Study this table to see, among other things, how the fund performed each year for the past 10 years or since it began investment operations if it has been in operation for less than 10 years.

Objective
Read this section to make sure the fund's objective is consistent with your own.

How the fund pursues its objective
This section explains in detail how the fund seeks its investment objective.

How performance is shown
This section describes and defines the measures used to assess fund performance. All data are based on past investment results and do not predict future performance.

How the fund is managed
Consult this section for information about the fund's management,
allocation of its expenses, and how    it     purchases and
   sells     securities        .

Organization and history
In this section, you will learn when the fund was introduced, how it is organized, how it may offer shares, and who its Trustees are.

ABOUT YOUR INVESTMENT

Alternative sales arrangements
Read this section for descriptions of the classes of shares this prospectus offers and for points you should consider when making your choice.

How to buy shares
This section describes the ways you may purchase shares and tells you the minimum amounts required to open various types of
accounts.  It explains how sales charges are determined and how
you may become eligible for reduced sales charges        .

Distribution plan
This section tells you what distribution fees are charged against class M shares.

How to sell shares
In this section you can learn how to sell fund shares, directly to the fund, by check or through an investment dealer.

How to exchange shares
Find out in this section how you may exchange fund shares for shares of other Putnam funds. The section also explains how exchanges can be made without sales charges and the conditions under which sales charges may be required.

How the fund values its shares
This section explains how the fund determines the value of its shares.

How the fund makes distributions to shareholders; tax information This section describes the various options you have in choosing how to receive fund dividends. It also discusses the tax status of the payments and counsels you to seek specific advice about your own situation.

ABOUT PUTNAM INVESTMENTS, INC.

Read this section to learn more about the companies that provide marketing, investment management, and shareholder account services to Putnam funds and their shareholders.

About the fund

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes the maximum transaction costs from investing in the fund and expenses based on the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

Class A shares               Class M shares

Shareholder transaction expenses

Maximum sales charge imposed on
purchases (as a percentage of
offering price)                   3.25%              2.00%

Deferred sales charge (as a
percentage of the lower of
original purchase price or
redemption proceeds)              NONE*              NONE

Annual fund operating expenses
(as a percentage of average net assets)

                                              Total fund
            Management    12b-1      Other     operating
                fees      fees     expenses    expenses
            ----------    -----    --------   -----------

Class A        0.65%      NONE       0.24%       0.89%
Class M        0.65%      0.25%      0.24%       1.14%

The table is provided to help you understand the expenses of investing and your share of fund operating expenses. The expenses shown in the table do not reflect the application of credits that reduce fund expenses.

Examples

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

                 1          3         5           10
               year       years      years       years

Class A         $41        $60        $80        $139
Class M         $31        $55        $82        $156


The examples do not represent past or future expense levels.
Actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual return varies.

* A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge. See "How to buy shares - Class A shares."

FINANCIAL HIGHLIGHTS

The following table presents per share financial information for class A and class M shares. This information has been audited and reported on by the independent accountants. The "Report of independent accountants" and financial statements included in the fund's annual report to shareholders for the 1996 fiscal year are incorporated by reference into this prospectus. The fund's annual report, which contains additional unaudited performance information, is available without charge upon request.

Financial highlights**
(For a share outstanding throughout the period)

                              1996      1995      1996      1995      1994      1993      1992      1991
                                  Class M                          Class A
Net asset value,
beginning of period          $8.58     $8.12     $8.59     $7.88     $8.81     $8.34     $8.00     $7.42

Investment operations
Net investment income          .56       .33       .58       .57       .56       .60       .68       .70

Net realized and unrealized
gain (loss) on investments     .11       .46       .12       .73     (.93)       .47       .34       .57

Total from investment
operations                     .67       .79       .70      1.30     (.37)      1.07      1.02      1.27

Less distributions:
From net investment income   (.56)     (.33)     (.58)     (.59)     (.56)     (.60)     (.68)     (.69)

In excess of net
 invesment income            --(d)        --     --(d)        --        --        --        --        --

Total distributions          (.56)     (.33)     (.58)     (.59)     (.56)     (.60)     (.68)     (.69)

Net asset value,
end of period                $8.69     $8.58     $8.71     $8.59     $7.88     $8.81     $8.34     $8.00

Total investment return
at net asset value (%)(a)     8.22     9.88*      8.61     17.05    (4.41)     13.07     13.08     17.86

Net assets, end of period
(in thousands)              $5,333      $729  $117,502  $120,591  $119,822  $144,185  $142,378  $129,688

Ratio of expenses to
average net assets (%)(b)     1.14      .67*       .89       .90       .81       .83       .83       .93

Ratio of net investment income
to average net assets (%)     6.41     3.73*      6.90      6.91      6.64      6.83      8.23      8.98

Portfolio turnover (%)       29.51     34.76     29.51     34.76     32.84    114.53    188.68    157.11

Average Commission rate paid$.0564              $.0564
Financial highlights*
(continued)



                                     Year ended November 30

1990       1989          1988           1987

$8.25     $8.18         $8.42          $9.93

 .75         .78           .82            .76

(.80)       .09         (.25)         (1.30)

(.05)       .87           .57          (.54)

(.78)     (.80)         (.81)          (.75)

(.78)     (.80)         (.81)          (.97)

$7.44     $8.25         $8.18          $8.42

(0.53)    11.00          6.99         (6.11)

$137,136             $134,316       $195,960       $304,386

 .95         .83           .77            .69

9.55       9.18          9.75           7.92

208.58   178.42        135.50         174.79

*      Not annualized
**     The table has been restated to reflect a 5-for-1 share split declared by the fund to shareholders of record on
       November 29, 1994.
(a)    Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)    The ratio of expenses to average net assets for the period ended November 30, 1995 includes amounts paid through brokerage service and expense offset arrangements. Prior year ratios exclude these amounts.
(c)    Average commission raid paid on security trades is required for fiscal periods beginning on or after Sepetmeber
       1, 1995.
(d)    Distributions in excess of net investmentincome amounted to less than $0.01 per share for each class.

OBJECTIVE

Putnam Preferred Income Fund seeks a high level of income that qualifies for the 70% corporate dividends-received deduction for federal income tax purposes, with minimum fluctuations in principal. The dividends-received deduction is not available to
non-corporate investors or to Subchapter S corporations   or to
any shareholder that did not hold the shares of the fund on the ex-dividend date an for at least 45 additional days during the 90-day period surrounding the ex-dividend date (unless the
shareholder took certain actions before September 5, 1997)    .
The fund is not intended to be a complete investment program, and there is no assurance it will achieve its investment objective.

HOW THE FUND PURSUES ITS OBJECTIVE

Basic investment strategy

The fund seeks to achieve its objective by investing at least
80% of its total assets (taken at current value) in investment-grade adjustable rate preferred stocks and auction preferred stocks or common or preferred stocks which pay dividends that are generally higher than the average dividend paid by the stocks included in the Standard & Poor's 500 Composite Stock Price
Index.   Under normal market conditions, the fund will invest at
least 65% of its total assets in preferred stocks. The fund may also invest up to 20% of its total assets in government and investment-grade corporate debt securities and high quality, short-term money market instruments, including repurchase agreements, and cash.

Alternative investment strategies

At times, Putnam Investment Management, Inc., the fund's investment manager ("Putnam Management"), may judge that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times Putnam Management may temporarily use alternative strategies primarily designed to reduce fluctuations in the value of the fund's assets.

It is impossible to predict when, or for how long, the fund will use these alternative strategies.

The fund may invest in adjustable rate preferred stocks and auction preferred stocks that are rated at least "baa" or "BBB" by a nationally recognized securities ratings agency, such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P"), or, if unrated, that are determined by Putnam Management to be of comparable quality. Securities rated "baa" or "BBB" are considered medium-grade obligations, having an adequate present capacity to pay dividends, although adverse conditions or changing circumstances may lead to a weakened capacity to pay dividends. The dividend rates on adjustable rate preferred stocks are adjusted periodically based on changes in interest rates, generally on specified U.S. Treasury securities. Auction preferred stocks are similar to short-term corporate money market instruments in that the dividend rate is a short-term rate reset in a bidding process generally at least every 49 days, and the shareholder normally may dispose of the investment at par at the time the rate is reset. Generally, the maximum dividend rate is a stated percentage of a particular measure of short-term interest rates. For more information about adjustable rate and auction preferred stocks and the rating services' descriptions of preferred stock and commercial paper, see the SAI. The foregoing investment limitation will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency.

Risk factors

The fund will, under normal market conditions, invest more than 25% of its total assets in the public utilities industries, except when investing for temporary defensive purposes.
Companies in the public utilities industries include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric or gas energy or other types of energy and companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not companies engaged in public broadcasting or cable television). Putnam Management will deem a particular company to be in the public utilities industries if at the time of investment Putnam Management determines that at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Since the fund's investments will generally be concentrated in the public utilities industries, the value of its shares can be expected to change in light of factors affecting those industries, and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries. Many utility companies, especially electric, gas and other energy-related utility companies, have historically been subject to risks of increases in fuel and other operating costs, changes in interest rates on borrowings for capital improvement programs, changes in applicable laws and regulations, changes in technology which may render existing plants, equipment or products obsolete, the effects of energy conservation and operating constraints and increased costs associated with compliance with environmental regulations. In particular, regulatory changes with respect to nuclear and conventionally-fueled power generating facilities could increase costs or impair the ability of utility companies to operate such facilities or obtain adequate return on invested capital. Generally, prices charged by utilities are regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that utility companies earn a return sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

In recent years, regulatory changes have increasingly allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the utilities industries. This trend toward deregulation and the emergence of new entrants have caused non-regulated providers of utility services to become a significant part of the utilities industries. Putnam Management believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Although Putnam Management seeks to take advantage of favorable investment opportunities that may arise from these structural changes, there can be no assurance that the fund will benefit from any such changes.

Foreign investments

The fund may invest in securities of foreign issuers that are not actively traded in U.S. markets. These foreign investments involve certain special risks described below.

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The fund may engage in a variety of foreign currency exchange transactions in connection with its foreign investments, including transactions involving futures contracts, forward contracts and options.

Investments in foreign securities may subject the fund to other risks as well. For example, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.
Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, the fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above are typically increased in connection with investments in less developed and developing nations, which are sometimes referred to as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, causing instability. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The fund expects that its investments in foreign securities generally will not exceed 20% of its total assets, although the fund's investments in foreign securities may exceed this amount from time to time. Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

For more information about foreign securities and the risks associated with investment in such securities, see the SAI.

Portfolio turnover

The length of time the fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the fund is known as "portfolio turnover." As a result of the fund's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds.

Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction
costs    in connection with     the sale of securities and
reinvestment in other securities. These transactions may result in realization of taxable capital gains. Portfolio turnover rates are shown in the section "Financial highlights."

Financial futures and options

The fund may    buy     and sell index futures contracts.  An
"index future" is a contract to buy or sell units of a particular securities index at an agreed price on a specified future date. Depending on the change in value of the index between the time the fund enters into and terminates an index futures contract, the fund realizes a gain or loss.

The fund may buy and sell put and call options on indexes directly. The fund may also purchase and sell futures contracts and related options on U.S. Treasury securities, including U.S.
Treasury bills, notes and bonds ("U.S. government securities") and options directly on U.S. government securities.

The fund will engage in these transactions for hedging purposes and, to the extent permitted by applicable law, for non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment.

The use of futures and options involves certain special risks, may result in realization of taxable income or capital gains and could affect the eligibility of distributions by the fund for the corporate dividends-received deduction. Futures and options transactions involve costs and may result in losses.

Certain risks arise from the possibility of imperfect correlations among movements in the prices of financial futures and options purchased or sold by the fund, of the underlying index or U.S. government securities and, in the case of hedging transactions, of the securities that are the subject of a hedge.

Other risks arise from the potential inability to close out futures or options positions. There can be no assurance that a liquid secondary market will exist for any futures contract or option at a particular time. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the use of futures and options transactions. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

A more detailed explanation of financial futures and options transactions, and the risks associated with them, is included in the SAI.

Other investment practices

The fund may also engage to a limited extent in the following investment practices, each of which involves certain special risks and may produce income not eligible for the dividends-received deduction. The SAI contains more detailed information about these practices, including limitations designed to reduce these risks.

Options. The fund may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The fund receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.

When the fund writes a call option, it gives up the opportunity to profit from any increase in the price of the security above the exercise price of the option; when it writes a put option, it takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund may also buy and sell put and call options, including combinations of put and call options on the same underlying security. The fund will not purchase put options if as a result more than 5% of its net assets would at the time be invested in such options. The use of these strategies may be further limited by applicable law.

Securities loans, repurchase agreements and forward commitments. The fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. The fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk if the other party should default on its obligation and the fund is delayed or prevented from recovering the collateral or completing the transaction.

Diversification

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts and options are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the SAI.

Limiting investment risk

Specific investment restrictions help to limit investment risks for the fund's shareholders. These restrictions prohibit the fund, with respect to 75% of its total assets, from acquiring more than 10% of the voting securities of any one issuer.* They also prohibit the fund from investing more than:

(a) 5% of its total assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities);* or

(b) 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable), and in repurchase agreements maturing in more than seven days.

Restrictions marked with an asterisk (*) above are summaries of fundamental investment policies. See the SAI for the full text of these policies and the fund's other fundamental investment policies. Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental investment policies. The Trustees may change any non-fundamental investment policy without shareholder approval. As a matter of policy, the Trustees would not materially change the fund's investment objective without shareholder approval.

HOW PERFORMANCE IS SHOWN

Fund's advertisements may, from time to time, include performance information. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.

Yield is based on the price of the shares, including the deduction of the maximum initial sales charge. "Tax-equivalent" yield for each class of shares shows the effect on performance of the fund's distributions qualifying for the dividends-received deduction, based on Putnam Management's estimate of the percentage of fund distributions which qualify. It reflects the approximate yield that an investment paying non-qualifying distributions must earn for corporate shareholders in stated federal income tax brackets to produce an after-tax yield equivalent to a class's after-tax yield.

"Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the fund invested at the maximum public offering price. Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum sales charge would be reduced if the sales charge were used.

All data are based on the fund's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, fund operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the fund's investment objective and policies. These factors should be considered when comparing the fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes. See the SAI.

HOW THE FUND IS MANAGED

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The fund pays Putnam Management a quarterly fee for these services based on average net assets. See "Expenses summary" and the SAI.

The following officer of Putnam Management has had primary responsibility for the day-to-day management of the fund's portfolio since the year stated below:

                                  Business experience
                     Year         (at least 5 years)
                     -------      -------------------------

Jeanne L. Mockard    1995         Employed as an investment
Senior Vice President                  professional by Putnam
                                       Management since 1990.

The fund pays all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses and payments under its class M distribution plan (which are in turn allocated to class M shares). The fund also reimburses Putnam Management for the compensation and related expenses of certain fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees.

Putnam Management places all orders for purchases and sales of fund securities. In selecting broker-dealers, Putnam
Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of fund shares (and, if permitted by law, shares of the other Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Putnam Preferred Income Fund is a Massachusetts business trust organized on September 30, 1983. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to March 1, 1995, the fund was known as Putnam Corporate Asset Trust.

The fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund's shares are not currently divided into series. Only the fund's class A and class M shares are offered by this prospectus. The fund may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual Funds (at 1-800-225-1581).

Each share has one vote, with fractional shares voting proportionately. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Shareholders have no preemptive rights. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may choose to redeem your shares. You will receive at least 30 days' written notice before the fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The fund may also redeem shares if you own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

The fund's Trustees: George Putnam,* Chairman. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"). Director, Marsh & McLennan Companies, Inc.; William F. Pounds, Vice Chairman. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; Jameson Adkins Baxter, President, Baxter Associates, Inc.; Hans H. Estin, Vice Chairman, North American Management Corp.; John A. Hill,
   Chairman     and Managing Director, First Reserve Corporation;
Ronald J. Jackson, Former Chairman, President and Chief Executive
Officer of Fisher-Price, Inc.       , Trustee of Salem Hospital
and    Overseer of     the Peabody Essex Museum; Elizabeth T.
Kennan, President Emeritus and Professor, Mount Holyoke College; Lawrence J. Lasser,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.; Robert E. Patterson, Executive Vice
President    and Director of Acquisitions    , Cabot Partners
Limited Partnership; Donald S. Perkins,* Director of various
corporations, including         Cummins Engine Company,    Lucent
Technologies,     Inc., Springs Industries, Inc. and Time Warner
Inc.; George Putnam, III,* President, New Generation Research,
Inc.; A.J.C. Smith,* Chairman   and     Chief Executive Officer
       , Marsh & McLennan Companies, Inc.;    W. Thomas Stephens,
President and Chief Executive Officer of MacMillan Bloedel Ltd., Director of Mail-Well Inc., Qwest Communications, The Eagle
Picher Trust and New Century Energies;     and W. Nicholas
Thorndike, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Massachusetts General Hospital and Eastern Utilities Associates.
The         Trustees are also Trustees of the other Putnam funds.
Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the fund, Putnam Management or Putnam Mutual Funds.

About Your Investment

ALTERNATIVE SALES ARRANGEMENTS

Class A shares. An investor who purchases class A shares pays a sales charge at the time of purchase. As a result, class A shares are not subject to any charges when they are redeemed, except for certain sales at net asset value that are subject to a contingent deferred sales charge ("CDSC"). Certain purchases of class A shares qualify for reduced sales charges. See "How to buy shares -- Class A shares."

Class M shares. An investor who purchases class M shares pays a sales charge at the time of purchase that is lower than the sales charge applicable to class A shares. Certain purchases of class M shares qualify for reduced sales charges. Class M shares bear a 12b-1 fee at the annual rate of 0.25% of the fund's average net assets attributable to class M shares. See "How to buy shares -- Class M shares" and "Distribution plan."

Which arrangement is best for you? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and the intended length of the investment. For example, investors who plan to hold their shares for relatively short periods might consider class M shares. For more information about these sales arrangements, consult an investment dealer or Putnam Investor Services. Shares may only be exchanged for shares of the same class of another Putnam fund. See "How to exchange shares."

HOW TO BUY SHARES

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50. You can buy fund shares three ways - through most investment dealers,
through Putnam Mutual Funds    (at     1-800-225-1581), or
through a systematic investment plan. If you do not have a dealer, Putnam Mutual Funds can refer you to one.

Buying shares through Putnam Mutual Funds. Complete the order form and send it to Putnam Investor Services with your check, Federal Reserve Draft or other negotiable bank draft, drawn on a U.S. bank and payable in U.S. dollars, to the order of the fund.

Buying shares through systematic investing. You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account. Application forms are available from your investment dealer or through Putnam Investor Services.

Investments in the fund may also be made through Putnam Mutual Funds by wiring funds. An investor must, prior to each transmission of wired funds, call Putnam Investor Services' Wire Control Department toll-free at 1-800-225-2465, extension 2330 to obtain a "control" number and receive instructions for wiring funds. In opening a new account, a completed order form must subsequently be mailed to Putnam Mutual Funds. Any commercial bank can transmit funds by wire. To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possible. The bank sending funds may charge for the service. The fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed for this service.



Shares are sold at the public offering price based on the net asset value next determined after Putnam Investor Services receives your order. In most cases, in order to receive that day's public offering price, Putnam Investor Services must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment dealer, the dealer must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price.

Class A shares

The public offering price of class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, in its discretion, allocates the entire amount to your investment dealer.

                                    Sales charge       Amount of
                             as a percentage of:    sales charge
                             -------------------    reallowed to
                                   Net              dealers as a
Amount of transaction           amount  Offering   percentage of
at offering price ($)         invested     price  offering price
-----------------------------------------------------------------
Under 100,000                    3.36%     3.25%          3.00%
100,000 but under 250,000        2.56      2.50           2.25
250,000 but under 500,000        2.04      2.00           1.75
500,000 but under 1,000,000      1.52      1.50           1.25

There is no initial sales charge on purchases of class A shares of $1 million or more. However, a CDSC of 1.00% or 0.50%, respectively, will be imposed within the first or second year after purchase on redemptions by any investor that purchased fund shares without an initial sales charge as part of an investment of $1 million or more.

Shares purchased by investors investing $1 million or more in class A shares whose dealer of record waived its commission with the approval of Putnam Mutual Funds are not subject to the CDSC.

In determining whether a CDSC is payable, shares not subject to any charge will be redeemed first, followed by shares held longest during the CDSC period. Any CDSC will be based on the lower of the shares' cost and current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. Putnam Mutual Funds receives the entire amount of any CDSC you pay. See the SAI for more information about the CDSC.

Except as stated below, Putnam Mutual Funds pays investment dealers of record commissions on sales of class A shares of $1 million or more based on an investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

Class M shares

The public offering price of class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, at its discretion, allocates the entire amount to your investment dealer.

                                 Sales charge        Amount of
                              as a percentage of:   sales charge
                              -------------------   reallowed to
                                 Net                dealers as a
Amount of transaction          amount  Offering    percentage of
at offering price ($)         invested   price    offering price
-----------------------------------------------------------------
Under 100,000                    2.04%    2.00%       1.80%
100,000 but under 250,000        1.52     1.50        1.30
250,000 but under 500,000        1.01     1.00        1.00
500,000 and above                None     None        None
-----------------------------------------------------------------

        Members of qualified groups may         purchase class M
shares without a sales charge.

General

You may be eligible to buy fund shares at reduced sales charges.

Consult your investment dealer or Putnam Mutual Funds for details about Putnam's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, and other plans. Descriptions are also included in the order form and in the SAI.

The fund may sell class A and class M shares at net asset value without an initial sales charge or a CDSC to current and retired Trustees (and their families), current and retired employees (and their families) of Putnam Management and affiliates, registered representatives and other employees (and their families) of broker-dealers having sales agreements with Putnam Mutual Funds, employees (and their families) of financial institutions having sales agreements with Putnam Mutual Funds (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares), financial institution trust departments investing an aggregate of $1 million or more in Putnam funds, clients of certain administrators of tax-qualified plans, tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in Putnam funds, "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners adhering to certain standards established by Putnam Mutual Funds and investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by the closed-end fund.

In addition, the fund may sell shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition by the fund of assets of an investment company or personal holding company. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC. The SAI contains additional information about purchasing shares at reduced sales charges.

Shareholders of other Putnam funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, fund shares at net asset value.

If you are considering redeeming shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption or transfer. Otherwise, payment may be delayed until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, certificates will not be issued for your shares unless you request them.

Putnam Mutual Funds will from time to time, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Putnam funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

DISTRIBUTION PLAN

The class M plan provides for payments by the fund to Putnam Mutual Funds at the annual rate of up to 1.00% of the fund's average net assets attributable to class M shares. The Trustees currently limit payments under the class M plan to the annual rate of 0.25%.

The amount paid to dealers at the time of the sale of class M shares is set forth above under "How to buy shares -- Class M shares." In addition, to further compensate dealers (including qualifying financial institutions) for services provided in connection with sales of class M shares and the maintenance of shareholder accounts, Putnam Mutual Funds makes quarterly payments to qualifying dealers.

The payments are based on the average net asset value of class M shares attributable to shareholders for whom the dealers are designated as the dealer of record. Putnam Mutual Funds makes the payments at an annual rate of 0.25% of such average net asset value of class M shares.

Payments under the class M    plan     are intended to compensate
Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of the fund's shares, including the payments to dealers mentioned above. Putnam Mutual Funds may suspend or modify such payments to dealers.

The payments are also subject to the continuation of the class M distribution plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

HOW TO SELL SHARES

Shareholders can sell    their     shares to the fund any day the
New York Stock Exchange is open, either directly to the fund, by check, by telephone or through an investment dealer. For the convenience of shareholders and to enable them to earn daily dividends as long as possible, the fund has arranged the following procedures.

Selling shares directly to the fund. Send a signed letter of instruction or stock power form to Putnam Investor Services, along with any certificates that represent shares to be sold. Corporate investors must also include a copy of the corporate vote establishing the individual's authority to sell the shares, certified by an officer of the corporation. An investor will receive the next net asset value calculated after the fund receives the request in proper form less any applicable CDSC. In order to receive that day's net asset value, Putnam Investor Services must receive the request before the close of regular trading on the New York Stock Exchange.

If an investor sells shares having a net asset value of $100,000 or more, signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee. Stock power forms are available from investment dealers, Putnam Investor Services and many commercial banks. If a shareholder wants redemption proceeds sent to an address other than the address as it appears on Putnam's records, a signature guarantee is required.

Selling shares by check. Shareholders wishing to use the fund's check-writing service must complete the signature card provided with the order form. Corporate investors must also complete the corporate resolution provided with the order form. Upon receiving the properly completed order form, signature card and resolution, the fund will send the investor checks which may be made payable to the order of any person in the amount of $500 or
more.   When a check is presented for payment, a sufficient
number of full and fractional shares in the shareholder's account will be redeemed to cover the amount of the check. An additional amount of shares will be redeemed to cover any applicable CDSC. Shares to be redeemed by this method may not be represented by share certificates.

Shareholders using fund checks are subject to the bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks. The shareholder should make sure that there are sufficient shares in the account to cover the amount of any check drawn, since the net asset value of shares will fluctuate. If insufficient shares are in the account, the check will be returned and no shares will be redeemed. Because dividends declared on shares held in the account, prior redemptions, and possible changes in net asset value may cause the value of the account to change, it is impossible to determine in advance the account's total value. Accordingly, shareholders should not write a check for the entire value of the account or close the account by writing a check. The check-writing service is not available for tax qualified retirement plans.

Selling shares by telephone. Shareholders may sell shares by telephone with proceeds directed to a designated bank account by calling toll-free 1-800-225-1581. On the following business day, the amounts withdrawn from the shareholder's account will be either mailed by check or wired to the bank account designated on the application. (To wire proceeds, the amount must be $1,000 or more and the designated bank must be a commercial bank within the United States.) An investor may change the designated bank account by sending a written request to Putnam Investor Services with the investor's signature guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about how to obtain a signature guarantee. Corporate investors must include a copy of the corporate vote establishing the individual's authority to make the change, certified by an officer of the corporation.

If a shareholder would like to redeem shares by telephone and have the proceeds sent to the shareholder's address as it appears on the records of Putnam Investor Services, the shareholder may use Putnam's Telephone Redemption Privilege to redeem shares
valued up to $100,000    ,     unless Putnam Investor Services
has been notified of an address change within the preceding 15 days. Unless an investor indicates otherwise on the account application, Putnam Investor Services will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide Putnam Investor Services with shareholder's account registration and address as it appears on Putnam Investor Services' records.

Putnam Investor Services will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Putnam Investor Services may be liable for any losses due to unauthorized or fraudulent instructions. The telephone redemption privilege is not available if certificates were issued for shares which remain outstanding. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone. In this event, they may wish to submit a written redemption request as described above, or contact their dealer as described below.

Selling shares through an investment dealer. The dealer must receive the request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. The dealer will be responsible for furnishing all necessary documentation to Putnam Mutual Funds, and may charge the investor for its services.

Putnam Investor Services must receive a properly completed order form before any redemption may be made, and may require additional documentation to change instructions. Current shareholders that did not request redemptions by check or by telephone on the initial order form must properly complete and return to the fund an authorization form prior to making such redemptions. These documents may be obtained from Putnam Investor Services. A shareholder may revoke authorization for check or telephone redemptions by written notice at any time. Such notice of revocation will become effective when received by Putnam Investor Services.

The fund reserves the right to terminate or modify the terms of the check or telephone redemption services, or to charge shareholders for the use of these services at any time.

The fund generally sends payment for shares the business day after a request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

HOW TO EXCHANGE SHARES

You can exchange your shares for shares of the same class of certain other Putnam funds at net asset value. Not all Putnam funds offer all classes of shares. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when a shareholder redeems the shares acquired through the exchange, the redemption may be subject to the CDSC,
depending upon when the shares were originally purchased        .
The CDSC will be computed using the schedule of any fund into or from which the shareholder has exchanged shares that would result
in    your     paying the highest CDSC applicable to the class of
shares. For purposes of computing the CDSC, the length of time the shares have been owned will be measured from the date of original purchase and will not be affected by any exchange. Class A shares of most other Putnam funds bear a 12b-1 fee, and class M shares of most other Putnam funds bear a higher 12b-1 fee than class M shares of the fund.

To exchange your shares, simply complete an Exchange Authorization Form and send it to Putnam Investor Services. The form is available from Putnam Investor Services. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available for amounts up to $500,000. Putnam Investor Services' procedures for telephonic transactions are described above under "How to sell shares." The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment dealer or Putnam Investor Services for prospectuses of other Putnam funds. Shares of certain Putnam funds are not available to residents of all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. Consult Putnam Investor Services before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUND VALUES ITS SHARES

The fund calculates the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open.

Portfolio securities for which market quotations are readily available are valued at market value. Certain preferred stocks, for which reliable market quotations are not considered to be readily available, are valued at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

HOW THE FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION

The fund will declare a distribution each day in an amount which is based on Putnam Management's projections of the fund's estimated net investment income. Normally, the fund will pay these distributions monthly. The amount of each daily
distribution may differ from    accrual     net investment income
determined in accordance with generally accepted accounting principles. See "Distributions" in the SAI. The fund will distribute any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. A capital loss carryover is currently available, although there can be no assurance that the fund will be able to take full advantage of such capital loss carryover. Because of the large size of this capital loss carryover, it is unlikely that the fund will make distributions from net realized capital gains in the near future.
Distributions paid by the fund with respect to class A shares will generally be greater than those paid with respect to class M shares because expenses attributable to class M shares will generally be higher.

You begin earning distributions on the business day that Putnam
Mutual Funds receives payment for your shares. It is your responsibility to see that your dealer forwards payment promptly.

Investors can choose from three distribution options:

- Reinvest all distributions in additional fund shares without a sales charge;

- Receive distributions from net investment income and short-term capital gains in cash while reinvesting long-term capital gains distributions in additional shares without a sales charge; or

-    Receive all distributions in cash.

Investors can change their distribution option by notifying Putnam Investor Services in writing. If an investor does not select an option when the account is opened, all distributions will be reinvested. All distributions not paid in cash will be reinvested in shares of the class on which the distributions are paid. Investors will receive a statement confirming reinvestment of distributions in additional fund shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs.

If a check representing a fund distribution is not cashed within a specified period, Putnam Investor Services will notify the investor that he or she has the option of requesting another check or reinvesting the distribution in the fund or in another Putnam fund. If Putnam Investor Services does not receive an election, the distribution will be reinvested in the fund. Similarly, if correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.
A corporate shareholder of the fund may take a 70% dividends-received deduction with respect to a dividend paid by the fund if the fund effectively designates the dividend as eligible for the deduction and the shareholder has held the shares of the fund
with respect to which the dividend is paid    on the ex-dividend
date and for at least 45 additional days during the 90-day period surrounding the ex-dividend date. The holding period may not apply, however, to certain dividends received or accrued before August 5, 1999, provided the shareholder took certain actions
before September 5, 1997.  Such holding     period will not
include any period during which the shareholder holds an option to sell or is the writer of an option to buy substantially identical stock (unless the option meets certain tests for "qualified covered calls," including the requirement that such option not be "deep-in-the-money" in accordance with prescribed rules). From time to time, Congress considers legislation that would alter the rules governing the dividends received deduction. Such legislation could be enacted at any time, and could have an adverse effect on the fund's yield for corporate shareholders.

If the shareholder incurs indebtedness that is "directly attributable" to the acquisition or holding of fund shares, dividends paid by the fund with respect to such shares will not be eligible for the dividends-received deduction. The dividends-received deduction is not available to non-corporate shareholders or to Subchapter S corporations.

The fund may designate dividends as eligible for the dividends-received deduction only to the extent that such dividends are derived from dividends paid to the fund with respect to which the fund could have taken the dividends-received deduction if it had been a regular corporation. The difference between a shareholder's adjusted current earnings and taxable income caused by the dividends-received deduction will be a factor in determining whether the corporate alternative minimum tax applies.

All fund distributions will be taxable    to you     as ordinary
income   to the extent derived from the fund's investment income
and net short-term gains (that is, net gains from securities held for not more than a year). Distributions designated by the fund as deriving from net gains on securities held for more than one year but not more than 18 months and from net gains on securities
held for more than 18 months     will be taxable    to you     as
such, regardless of how long    you have held     the shares
       . Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

Early in each    calendar     year Putnam Investor Services will
notify investors of the amount and tax status of distributions paid to them for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in the fund. Investors should consult their tax advisers to determine the precise effect of an investment in the fund on their particular tax situation (including possible liability for state and local taxes).

About Putnam Investments, Inc.

Putnam Management has been managing mutual funds since 1937. Putnam Mutual Funds is the principal underwriter of the fund and of other Putnam funds. Putnam Fiduciary Trust Company is the custodian of the fund. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the investor servicing and transfer agent of the fund.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

   Make the most of your Putnam privileges

As a Putnam mutual fund shareholder, you have access to a number of services that can help you build a more effective and flexible financial program. Here are some of the ways you can use these privileges to make the most of your Putnam mutual fund investment.

SYSTEMATIC INVESTMENT PLAN

Invest as much as you wish ($25 or more) on any business day of the month except for the 29th, 30th, or 31st. The amount you choose will be automatically transferred each month from your checking or savings account.

SYSTEMATIC WITHDRAWAL

Make regular withdrawals of $50 or more monthly, quarterly, or semiannually from your Putnam mutual fund account valued at $10,000 or more. Your automatic withdrawal may be made on any business day of the month except for the 29th, 30th, or 31st.

SYSTEMATIC EXCHANGE

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis. There is no additional charge for this service.

FREE EXCHANGE PRIVILEGE

Exchange money between Putnam funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

DIVIDENDS PLUS

Diversify your portfolio by investing dividends and other distributions from one Putnam fund automatically into another at net asset value.

STATEMENT OF INTENTION

To reduce a front-end sales charge, you may agree to invest a minimum dollar amount over 13 months. Depending on your fund, the minimum is $25,000, $50,000, or $100,000. Whenever you make an investment under this arrangement, you or your investment advisor should notify Putnam Mutual Funds that a Statement of Intention is in effect.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

For more information about any of these services and privileges, call your investment advisor or a Putnam customer service representative toll free at 1-800-225-1581.

Putnam Family of Funds*

PUTNAM GROWTH FUNDS
Putnam Asia Pacific Growth Fund
Putnam Capital Appreciation Fund
Putnam Diversified Equity Trust
Putnam Emerging Markets Fund
Putnam Europe Growth Fund
Putnam Global Growth Fund
Putnam Global Natural Resources Fund
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam International Growth Fund
Putnam International New Opportunities Fund
Putnam International Voyager Fund
Putnam Investors Fund
Putnam New Opportunities Fund++
Putnam OTC & Emerging Growth Fund+
Putnam Vista Fund
Putnam Voyager Fund
Putnam Voyager Fund II

PUTNAM GROWTH AND INCOME FUNDS
Putnam Balanced Retirement Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Putnam Growth and Income Fund II
Putnam International Growth and Income Fund
Putnam New Value Fund
Putnam Utilities Growth and Income Fund

PUTNAM INCOME FUNDS
Putnam American Government Income Fund
Putnam Diversified Income Trust
Putnam Diversified Income Trust II
Putnam Federal Income Trust
Putnam Global Governmental Income Trust
Putnam High Yield Advantage Fund
Putnam High Yield Total Return Fund
Putnam High Yield Trust++
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam Preferred Income Fund
Putnam U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS
Putnam Municipal Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund
Putnam State tax-free income funds+++
     Arizona, California, Florida, Massachusetts, Michigan,
     Minnesota, New Jersey, New York, Ohio, and Pennsylvania

LIFESTAGE(SM) FUNDS
Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments seeking to help maximize your return and reduce your risk.
The three portfolios:
Balanced Portfolio
Conservative Portfolio
Growth Portfolio

PUTNAM MONEY MARKET FUNDS**
Putnam Money Market Fund
Putnam California Tax Exempt Money Market Fund
Putnam New York Tax Exempt Money Market Fund
Putnam Tax Exempt Money Market Fund

*As of 9/30/97.
+Formerly Putnam OTC Emerging Growth Fund.
++New investments restricted; se your financial advisor for details.
+++Not available in all states.
**Investments in money market funds are neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a steady net asset value of $1.00 per share, although there is no assurance this net asset value will be maintained in the future.

Please call your financial advisor or Putnam Mutual Funds to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Read it carefully before you invest or send money.

PUTNAM PREFERRED INCOME FUND

One Post Office Square
Boston, MA 02109

FUND INFORMATION:
INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

INVESTOR SERVICING AGENT

Putnam Investor Services
Mailing address:
P.O. Box 41203
Providence, RI 02940-1203

CUSTODIAN

Putnam Fiduciary Trust Company
One Post Office Square
Boston, MA 02109

LEGAL COUNSEL

Ropes & Gray
One International Place
Boston, MA 02110

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

PUTNAMINVESTMENTS
    One Post Office Square
    Boston, Massachusetts
    Toll-free 1-800-225-1581